Exhibit 16.1 under Form N-14

                              FEDERATED MDT SERIES
                         UNANIMOUS CONSENT OF TRUSTEES

       The undersigned, being all of the Trustees of Federated MDT Series (the

"Trust"), hereby consent, in accordance with the laws of the Commonwealth of

Massachusetts and Article V of the Declaration of Trust, and Article V, Section

7 of the Bylaws of the Trust, to the adoption of the following resolution with the same effect as though it had been adopted at the meeting of the Trustees:


       RESOLVED, that the Board hereby authorizes the Secretary and
                    Assistant Secretaries of the Trust named below to sign on behalf of the Trust the Registration Statement on Form N-14 relating to the proposed reorganization of Federated Conservative Allocation Fund, Federated Growth Allocation Fund, and Federated Moderate Allocation Fund, portfolios of Federated Managed Allocation Portfolios, into Federated MDT Balanced Fund, a portfolio of the Trust.

                    John W. McGonigle, Secretary
                    G. Andrew Bonnewell, Assistant Secretary
                    Andrew P. Cross, Assistant Secretary
                    Leslie K. Ross, Assistant Secretary
                    Todd P. Zerega, Assistant Secretary


       WITNESS the due execution hereof this 16th day of July, 2007.

    -------------------------------------------------------------
           John F. Donahue                Peter E. Madden
         /S/ John F. Donahue            /S/ Peter E. Madden
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           Thomas G. Bigley          Charles F. Mansfield, Jr.
         /S/ Thomas G. Bigley      /S/ Charles F. Mansfield, Jr.
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         John T. Conroy, Jr.            John E. Murray, Jr.
       /S/ John T. Conroy, Jr.        /S/ John E. Murray, Jr.
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       Nicholas P. Constantakis          Thomas M. O'Neill
     /S/ Nicholas P. Constantakis      /S/ Thomas M. O'Neill
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        John F. Cunningham               Marjorie P. Smuts
      /S/ John F. Cunningham           /S/ Marjorie P. Smuts
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      J. Christopher Donahue               John S. Walsh
    /S/ J. Christopher Donahue           /S/ John S. Walsh
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     Lawrence D. Ellis, M.D.               James F. Will
   /S/ Lawrence D. Ellis, M.D.           /S/ James F. Will



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